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March 2022 Delek US Holdings, Inc. Investor Presentation

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward- looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; the attainment of certain regulatory benefits; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: Adjusting items - certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends; Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income attributable to Delek US or Delek Logistics, as applicable, adjusted to add back interest expense, income tax expense, depreciation and amortization; Net debt- calculated as long-term debt (the most comparable GAAP measure) including both current and non-current portions, less cash and cash equivalents as of a specific balance sheet date. This is an important measure to monitor leverage and evaluate the balance sheet. Adjusted Segment Earnings - calculated as reported GAAP contribution margin (or revenue less cost of materials and other and operating expenses) less estimated general and administrative expenses specific to the segment (and excluding allocations of corporate general and administrative expenses), adjusted to include gain (loss) from disposal of property and equipment, and adjusted to reflect the relevant Adjusting items (defined above). While this measure does not exactly represent EBITDA, it may be considered a reasonably comparable measure to EBITDA, in that it includes all identified material cash income and expense items, and excludes depreciation, amortization, interest and income taxes. This definition of Adjusted Segment Earnings (or, individually, Adjusted Refining Segment Earnings, Adjusted [Logistics] Midstream Segment Earnings or Adjusted Retail Segment Earnings) is specific to this communication only and the exhibits referenced herein, and may not correlate to the use of the term ‘Adjusted Contribution Margin’ or ‘Adjusted Segment Contribution Margin’ as a non-GAAP measure in other of our filings with the SEC. Accordingly, always refer to the respective Non-GAAP Disclosures section, included in each of our filings that contain non-GAAP measures, for more information regarding the use of and definition of non-GAAP measures and terms, as they relate to that specific SEC filing. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess our financial results and ongoing performance in certain segments because, when reconciled to their most comparable GAAP financial measure, they provide important information regarding trends that may aid in evaluating our performance as well improved relevant comparability between periods, to peers or to market metrics. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect contribution margin, operating income (loss), and net income (loss). These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other companies in its industry, Delek US’s definition may not be comparable to similarly titled measures of other companies. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward- looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

3 Investment Overview (NYSE: DK) (1) Factset as of 12/31/2021 • December, 31 2021 balance sheet: • Delek US: approx. $857 million of cash; $1.36 billion of net debt • Includes $4.3 million cash and $899 million long-term debt of DKL • Net debt (excl. DKL) of $467 million • Three biodiesel plants with 40mmgal/year of capacity • Renewable Diesel: $13.3 million option for 33% indirect interest in the net cash flow from the GCE Bakersfield refinery conversion project • The facility will be able to produce up to 230mm gallons a year of renewable fuels • Estimated start-up in 2022 • Exploring broader global energy transition options • Provides diversification and stability relative to other business segments • Premium industry valuation multiples relative to traditional refining business • Compelling growth opportunity through new-to-industry (NTI) locations; resuming growth campaign with 4 NTI’s in planning phase • Four refineries all located in PADD 3 with product pricing tied to the Gulf Coast • Access to domestic, inland based crude feedstock typically trading at discount to global crudes • Niche market location for three of the four refineries serves as a competitive advantage Unlocking Value in Delek Logistics (DKL) Renewables Retail Segment Growing Organically Refining Portfolio: Gulf Coast Centric Flexible Financial Position to Support Midstream Growth Invest rvie (NYS • Total DK ownership in DKL 79.8% or 34.7 million units as of 12/31/2021 • Implied value of DK ownership in DKL of $1.5 billion(1) or greater than $20 per DK share • Partial divestiture through ATM program announced in December 2021

4 Asphalt 6 asphalt terminals located in: 1) El Dorado, AR 2) Muskogee, OK 3) Memphis, TN 4) Big Spring, TX 5) Henderson, TX 6) Richmond Beach, WA Refining  302,000 bpd in total  El Dorado, AR  Tyler, TX  Big Spring, TX  Krotz Springs, LA  Crude oil supply: 262,000 bpd WTI linked currently  Increasing crude oil optionality through Red River expansion Logistics  10 terminals  ~1,550 miles of pipeline  10.2mmbbls storage capacity  Permian gathering assets  West Texas wholesale  JV crude oil pipelines: RIO / Caddo / Red River  >200 company-operated trucks  Rail Infrastructure and fleet  Own ~79.8% of DKL Source 207,000 bpd from Permian Basin • Growing gathering system • Wink to Webster JV Crude Oil Pipeline Cushing Optionality: 100,000 bpd RIO CADDO Renewables Approximately 40m gallons biodiesel production capacity: 1) Crossett, AR 2) Cleburne, TX 3) New Albany, MS Integrated Company with Asset Diversity and Scale Strategically located assets with leverage to domestic crude Retail  ~250 stores  Southwest US locations  West Texas locations

5 2005 Current Long History of Opportunistic Acquisitions & Value Creation Being Nimble and Capturing Market Dislocations / Opportunities 2006 Abilene & San Angelo terminals 2012 Nettleton Pipeline 2011 Paline Pipeline Acquisition Completed 171 retail fuel & convenience stores & related assets 2013 Biodiesel Facility 2011 Lion refinery & related pipeline & terminals 2005 Tyler refinery & related assets 2013 Tyler-Big Sandy Pipeline 2014 Biodiesel Facility Logistics Segment Retail SegmentRefining Segment 2012 Big Sandy terminal & pipeline 2013 North Little Rock Product Terminal 2011 SALA Gathering Lion Oil acquisition Increased Gathering East and West Texas 2014 Mt. Pleasant System 2014 Frank Thompson Transport DKL Joint Ventures RIO Pipeline Caddo Pipeline 2015 47% ownership in Alon USA 2015 47% ownership in Alon USA 2016 Sold MAPCO 2017 Acquired rest of Alon USA 2017 Acquired rest of Alon USA 2018 Acquired rest of Alon USA Partners 2019 DKL Red River Pipeline JV 2019 Wink to Webster Long Haul JV 2018 Formed Big Spring Gathering 2005 Current 2019 New Albany Biodiesel Facility 2020 Sold Bakersfield Refinery

6 Environmental, Social, and Governance (ESG) Published Sustainability Report in November 2021  The safety and health of our employees is a core value of the company as reflected in progressive safety improvements over time  Target zero workplace accidents and injuries  During 2019 (the last year for which industry statistics are available), Delek’s Retail Business TRIR measure was approximately 1/4 of the industry average  Disclosure of whistleblower stats En vi ro n m e n ta l So ci al G o ve rn an ce  We measure our environmental performance daily, review our progress with the EHS Committee quarterly, and publicly report annually Recently announced our 1st greenhouse gas (GHG) emissions reductions target as we seek to align our business with the Paris Climate Accords:  We will cut our Scope 1 and 2 emissions 34% by 2030  1st disclosure of our Scope 3 emissions  1st disclosure of our hazardous waste production  Implemented a sustainability screening process for capital projects  Delek observes responsible, ethical and transparent business practices. Led by our Board of Directors and executive leadership team, we strive to deliver market competitive returns to investors while providing tangible benefits to all of our stakeholders  Board members have diverse backgrounds and experience  Added two female directors since 2019  85.7% of Directors are independent  Independent lead director, elected annually By 2022, not less than 30% of our Board of Directors will be female and/or racially diverse.  Published new public policies on ESG-related topics  Environmental Policy  Diversity, Equity, & Inclusion (DE&I) Policy • Implemented by a newly-created Senior Director for DE&I  Human Rights Policy  Conflict Minerals Policy  Super Social Standards  Consistent with our Mission, Vision and Core Values, Delek believes that a diverse workforce composed of individuals with a variety of personal and professional backgrounds and identities makes our company stronger  We are committed to increasing the diversity of our already inclusive workforce and generating greater professional and economic opportunities for all employees. Achieving these mutually-supportive goals will make us stronger, more agile and resilient  In 2021, we established four new Employee Resource Groups, further reinforcing our commitment to fostering a diverse and inclusive workplace 2018 Delek US Refining 27 2019 Delek US Refining 28 2020 Delek US Refining 26 Carbon Intensity of Refining Business Unit(1) (1) metric tons CO2e per 1,000 barrels of refinery throughput of crude and other feed stocks  Enhanced Transparency in 2021 Sustainability Report Comprehensive TCFD response First SASB- aligned report  Published our first EEO-1 demographic disclosure table  Total employees by gender and ethnicity  Manager and above by gender  Manager and above by race Future disclosures to align with Science- Based Targets Initiative

7 Midstream: Permian Gathering System Gathering Helps Control Crude Oil Quality and Cost into Refineries Permian Gathering System  Approximately 200-mile gathering system  350 Kbpd throughput capacity  >300,000 dedicated acres expected in 2022  Points of origin: Howard, Borden, Martin and Midland counties  Total terminal storage of 650K bbls  Connection to Big Spring, TX terminal  Getting closer to wellhead allows us to control crude quality and cost  Provides improvement in refining performance and cost structure  Drop down to DKL completed in Q1 2020  Gathering increases access to barrels  Creates optionality to place barrels:  Big Spring (local refinery)  Midland  Colorado City (access other refineries)  Wink (to Gulf Coast)  Control quality and blending opportunities Delek Logistics Acquired 1Q20  CAPEX in 2022 ~$59 million  $28 million comprised in DK MVC  Balance focused toward 3rd party  $34 - $36 million expected annualized EBITDA underpinned by MVC DK to DKL  Expected in 2Q22: MVC 135 Kbpd for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system Growth in DPG

8  Delek US’ Investment  Delek US has a 50% ownership interest in a JV that owns a 30% ownership interest in Wink to Webster Pipeline LLC  Expected $340 million to $380 million net investment  Integrated with Big Spring gathering system to provide source of barrels and services to producers  Well above Delek US’ targeted minimum required midstream IRR of 15%  Secured project financing for approximately 80% of our investment  Results in ~$75 million equity contribution; balance is project financed Midstream: Wink to Webster Crude Oil Long-Haul Pipeline Joint Venture Complements Gathering – Provides Access to Gulf Coast Markets Big Spring Midland Beaumont Junction Webster/ Baytown Wink  650-mile 36-inch diameter crude oil pipeline  Wink to Webster Pipeline LLC is supported by industry leading partners – Exxon, Lotus Midstream, MPLX/Delek US JV, Plains, and Rattler Midstream  Total system completed and running February 2022  Main segment started transporting oil in October 2020  The Midland-to-Webster segment was commissioned in January 2021, and is now operating  Supported by significant volume of long-term commitments Wink to Webster Pipeline JV

9 Enhancing Our Position In Midstream Krotz Springs • Logistics assets associated with Krotz Springs refinery Wink to Webster Pipeline • Long haul pipeline from Permian to Gulf Coast providing stable cash flow and connected to our Big Spring Gathering system, providing access to additional crude inputs • Expected return well above our minimum target IRR threshold of 15% Other Midstream Growth Initiatives • Slurry Blending- Exclusive agreement with Baker Hughes utilizing proprietary intellectual property allowing us to meet IMO regulations through blending competencies • Red River Pipeline JV – expansion from 150 Kbpd to 235 Kbpd completed during 3Q 2020 • Delek continues to explore other midstream growth opportunities Substantial Projected Growth in Consolidated Midstream Cash Flows DKL EBITDA Growth ($ in millions) ~$85 -$115 million growth opportunity: ~30%-40% ($ in millions) Strong EBITDA Growth Profile from Midstream Initiatives Delek US announced goal to achieve midstream EBITDA target of $365 million to $395 million by 2023 3 months annualized ending 12/31/2021 Krotz Springs Midstream assets Wink to Webster & Other Midstream Growth initiatives Total Annual Segment Earnings Potential ~$30-$35 ~$55-$80 ~$365-$395 (1) 1) Reconciliation of EBITDA to net income on page 30.

10 Aligning Our Portfolio with the Most Attractive Opportunities Divestitures Over $800 million in proceeds since 2016 from well-timed divestitures to enhance our portfolio composition Dropdowns Asset dropdowns to DKL have created substantial value at both DK and DKL Joint Ventures Joint ventures have provided DK and DKL with low-cost opportunities to expand operations and increase cash flows Acquisitions Built a strong portfolio by strategically acquiring complementary assets 2019A Adj. Segment Earnings(1) 2022E Targeted Adj. Segment Earnings(1) (1) See definition in Non-GAAP Disclosures discussion on page 2 and reconciliation to GAAP measure on page 32 Refining Midstream & Retail Projected growth from midstream and retail (excludes upside from new stores) 61% 39% Focus on diversifying cash flow streams and reducing cash flow volatility Track record of actively managing our portfolio 75% 25%

4.0x 9.0x 5.0x 12.0x NTI Build Multiple Retail Trading (TEV / NTM EBITDA) Multiple Substantial value uplift potential Low build multiple 11 Enhancing Our Retail Network • Serves as a natural fuel short while improving DK’s cash flow stability and reducing its Renewable Identification Number (“RIN”) obligations • Four new-to-industry (“NTI”) stores are in the planning phase and are expected to break ground at the beginning of the year. • Operations are anticipated around mid-year 2022. • 25%+ projected IRR on NTI stores • Improving retail footprint by closing and discontinuing leases of underperforming stores and upgrading legacy stores High-Growth Opportunity Complementing Existing Operations (1) As of 5/10/2021; retail peer set: Alimentation Couche-Tard, Inc., Casey's General Stores, Inc., Murphy USA Inc. (2) Derived from dividing Adjusted Retail Segment Earnings by ending number of stores each period (1) Organic Retail Expansion Offers Attractive Return Opportunity Proven Track Record of Growth… Adjusted Retail Segment Earnings Per Store ($ in thousands)(2) …with High Growth Potential Adjusted Retail Segment Earnings ($ in millions) ~250 stores ~300 stores

Retail: Diversifies Delek 12  ~80% integration with existing downstream operations offering synergies and competitive advantage  Operate approximately 250 C-stores in Central and West Texas and New Mexico Synergistic Retail Platform Significant Profit Growth Opportunity  Rebrand 7-Eleven stores to DK by 2023  Implement interior re-branding/re-imaging  Longer-term build out of larger, new-to-industry locations with strong fuel/diesel offering and compelling foodservice experience

Renewables: Renewable Diesel 13  Delek has established a ‘capital light’ approach to Renewable Diesel  $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion  The facility will be able to produce up to 220mm gallons a year of renewable fuels  Estimated Start-up 2022 For biofuel strategies to be truly effective, feedstock production must be highly scalable to meet society's growing demand for low carbon fuels. As a high oil yielding crop per acre, Camelina can be efficiently processed into low carbon biofuels such as renewable diesel and jet fuel using well established existing technologies. A counter-cyclical crop cycle like Camelina increases asset utilization and total crop year grower returns by turning an expensive fallow crop acre into a revenue-generating acre. Feedstock Advantage: Camelina GCE Holdings Acquisitions, LLC recently purchased the Bakersfield Refinery from Delek and is retooling it into the largest facility of its kind in the western United States which can produce renewable fuels from non-food feedstocks. When complete, the biorefinery will be able to produce renewable diesel from various feedstocks, including varieties of camelina.

14 Positioning for Energy Transition Existing footprint in biodiesel and reviewing opportunities in renewable diesel and de-carbonization Operate 3 Biodiesel Facilities: ~40mm gallons of annual biodiesel production capacity (equal to 407,200 metric tons of carbon reduction)(1) Crossett, AR New Albany, MSCleburne, TX Source: Global Clean Energy Holdings’ public filings (1) EPA (https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator) (2) Permission to quote was neither sought nor provided Existing Position in Biodiesel Actively Exploring Renewable Diesel Opportunities $13.3 million option to acquire a 33% indirect economic interest in Bakersfield, CA: 230mm gallons annual production capacity Bakersfield, CA Capital-light approach provides optionality Integrated with refining system and generates substantial RINs Dedicated innovation team led by Sarit Soccary Ben-Yochanan, a 15-year industry veteran Innovation is Part of Our Core Values Innovation ECO system Operations & Safety New Energy Carbon Capture Asset Management Centralized Data & Command Center Retail Customer Experience Process Automation & Optimization “… DK’s option for 73mmgal of RD exposure will cost just 18c/gal, far and away the lowest when most other projects are in the $1-3/gal range. Furthermore, the Global Clean Energy will grow its own feedstock… allowing it to potentially avoid the recent trend in higher raws.” – Tudor, Pickering, Holt(2) (2/25/2021)

95% 5% Tyler(1) WTI ETX Other (1) Crude oil slate based on amount received three months-ended as of December 31, 2021 and will vary each period based on operations and purchases. Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate. 15 Tyler, Texas • 75,000 bpd crude oil throughput • 8.7 complexity • Light crude oil refinery • Permian Basin, Cushing and East Texas sourced crude oil El Dorado, Arkansas • 80,000 bpd crude oil throughput • 10.2 complexity • Flexibility to process medium and light crude oil • Permian Basin, local Arkansas, East Texas, Cushing and Gulf Coast crude oils Big Spring, Texas • 73,000 bpd crude oil throughput • 10.5 complexity • Process WTI and WTS crude oil • Located in the Permian Basin Krotz Springs, Louisiana • 74,000 bpd crude oil throughput • 8.8 complexity • Permian Basin, Cushing, local and Gulf Coast crude oil sources 43% 15% 42% El Dorado(1) WTI Local AK Other 77% 23% Big Spring(1) WTI WTS 63% 37% Krotz Springs(1) WTI GC Sweet 100% WTI linked PADD 3 Refining System with Crude Slate Optionality 100% WTI linked 100% WTI linked 75% WTI linked Crude Oil Optionality - Red River pipeline joint venture increased access to Cushing crude oil from 35,000 bpd to 100,000 bpd following expansion in 3Q 2020 • Brings total barrels priced on a Cushing basis, excluding Midland, to 125,000 bpd Three Months Ending December 31, 2021 25,000 302,000 Permian Cushing ETX/ AR Other/GC 35,000 to 100,000 Crude Throughput Capacity Increasing Access to Cushing Crude Oil Grades, bpd Current Crude Oil Access 135,000 to 207,000 35,000 to 42,000

Long-term Capital Allocation Framework Four pillars underpinned by a rigorous and disciplined capital allocation program to create long-term value Priorities: • Invest: Capital allocation program focuses on safety, maintenance, and reliability as top priority • Cash Returns: Maintain a competitive cash return profile commensurate with underlying earnings power • Grow: Maintain financial strength and flexibility to support strategic growth objectives • Enhance Balance Sheet / Return Excess Cash: Reduce net debt and/or opportunistically return additional cash Sustaining Capex • Approximately $100 million sustaining capex/yr • Between $40-$75 million per turnaround • Critical for safe and reliable operations • Various amounts for regulatory capex Sustaining & Regulatory Capex Non-Discretionary • At this juncture, free cash flow used for balance sheet improvement over share buybacks or dividends Cash Returns Discretionary Growth Capex • 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR • >15% IRR minimum hurdle rate for Retail projects, dependent on size • >15% IRR hurdle rate for stable cash flow Logistics projects Cash Returns to Shareholders • Target competitive overall cash return • Continue to evaluate dividend reinstatement / share buybacks versus growth capex / investment opportunities Acquisitions • Evaluate accretive opportunities as they arise vs. alternative uses of cash Opportunistically De-lever • Continue to optimize the balance sheet • Opportunistically enhanced balance sheet when FCF supports it 16

Capital Allocation – Balanced & Flexible 17 $0 $100 $200 $300 $400 $500 CAPEX CAPEX 2019-2022 2019 2020 2021 2022 • 2022 spending guidance of approximately $250 to $260 million • Growth capital focused toward: • Permian Gathering business • Retail new stores to industry • 2021 includes the following projects: • Krotz Springs Turnaround • Completed in March 2021 • El Dorado Turnaround • Completed in late April 2021 • Tyler Turnaround • Completed in December 2021 • Fourth Quarter 2021 capital expenditures were $66 million (1) Capital Expenditures 2019 Spend 2020 Spend 2021 Spend 2022 Budget $428 $240 $227 $250-$260

$170.3 $13.3 $1.5 $22.9 $59.5 $63.4 $23.7 $52.8 $19.9 $1.7 $3.2 $8.7 $7.5 $2.3 $5.3 $13.2 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Sustaining Capex Discretionary Capex 18 Capital Allocation Discipline $781 $833 $802 $784 $781 $831 $826 $853 $496 $627 $666 $573 $604 $485 $495 $467 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Cash Balance Net Debt Cash Balance & Net Debt (DK Ex. DKL)(1) Capital Expenditures(1)(2) (1) Based on company filings from Q1 2020 through Q4 2021. Sustaining capex defined as regulatory & maintenance capital expenditures. Capital expenditures does not include joint venture contributions (2) Excludes purchases of rights-of-way in the amount of $19.1 million in 2019 and $2.7 million in 2020 Maintaining a Strong Balance Sheet  Should support ability to invest in the business  Provides ability to act quickly to take advantage of opportunities  DK, excluding DKL, had $853 million of cash and $467 million net debt at 12/31/21 Capital Allocation Discipline in Practice Investing in the Business  No major turnaround scheduled for 2022  Next major turnaround planned at Tyler in 2023 Growing the Business  Complete Midstream Growth Projects  Big Spring Gathering System capital spending  Joint Venture Contributions  Wink to Webster long haul pipeline joint venture  Resume growth campaign in Retail with 4 NTI’s in planning phase

Market Opportunities & Valuation

41% 40% 40% 38% 37% 37% 32% 38% CVI DK PSX MPC VLO HFC PBF 4Q21 Refiners’ Middle Distillates Yield % (1) (2) (3) 58% 54% 53% 53% 52% 52% 51% 53% MPC CVI DK PBF HFC PSX VLO 4Q21 Refiners’ Gasoline Yield % (1) (3) 20  Refining system product yields  Strong middle distillate yield versus peers  Ability to switch ~10% between gasoline and distillate  Crude oil slate has flexibility  Ability to increase sour crude oil processing to approximately 50% based on market economics  Big Spring refinery currently processes 34% WTS and can increase to 100%  El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics (1) Industry average based on peer group (2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel (3) Sourced from respective company press releases, SEC filings, and earnings calls Light Products Yield Delek US positioned to benefit with high value product yields and crude oil slate flexibility

Tangible Assets with Underlying Value  Four refineries with 302mbbl/d of aggregate capacity  ~79.8%(1) DKL ownership provides public marker of value  DK owns 34.7mm units at $42.73 or $1.5 billion (1)  Retail value supported strong valuations for retail businesses  ’23E EBITDA of $50mm; retail businesses have been transacting in the low double digit area on an EBITDA multiple basis  Wink to Webster construction cost $340 - $380mm  Expect well above 15% IRR threshold for midstream projects  Project financed with $75mm equity contribution  3 Biodiesel Plants; 40mm gal/yr  $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion  The facility will be able to produce up to 220mm gallons a year of renewable fuels (1) As of 12/31/2021 21

Overarching Objectives and Key Initiatives (1) As of 12/31/2021 22

Appendix

24 4Q21 Cash Flows

25 1Q22 Guidance Range

26 Simplified Organizational Structure 20.2% interest (8.8 million Common limited partner units) 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 79.8% interest (34.7 million Common limited partner units) Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK • Eliminated incentive distribution rights (IDRs) in 2020 • General partner (GP) converted to non-economic interest Non-economic ownership interest 1) Ownership of DKL as of 12/31/2021 (1)

1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1.58x 1.50x 1.41x 1.31x 1.32x 1.34x 1.27x 1Q132Q133Q134Q131Q142Q143Q144Q141Q152Q153Q154Q151Q162Q163Q164Q161Q172Q173Q174Q171Q182Q183Q184Q181Q192Q193Q194Q191Q202Q203Q204Q201Q212Q213Q214Q21 Avg. 1.08x in 2019 Avg. 1.41x in 2020 27 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 29. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Distribution per unit has increased thirty-six consecutive times since the IPO (1) Distributable Cash Flow Coverage Ratio (2)(3)(4) Leverage Ratio (4) DKL Distribution and Leverage Ratio Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 Avg. 1.19x in 2018 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 $0.900 $0.905 $0.910 $0.920 $0.940 $0.950 $0.975 1Q132Q133Q134Q131Q142Q143Q144Q141Q152Q153Q154Q151Q16 2Q163Q164Q161Q172Q173Q174Q171Q182Q183Q184Q181Q192Q193Q194Q191Q202Q203Q204Q201Q212Q213Q214Q21 1.70x 1.58x 2.28x 2.35x 3.21x 2.69x 2.55x 2.56x 3.02x 3.13x 3.11x 3.49x 3.48x 3.47x 3.72x 3.84x 3.84x 3.90x 3.75x 3.77x 4.58x 4.44x 4.53x 4.08x 4.17x 4.64x 4.62x 4.48x 4.15x 4.05x 3.91x 3.75x 3.64x 3.55x 3.44x 3.4x 1Q132Q133Q134Q131Q14 2Q143Q144Q141Q152Q153Q154Q151Q162Q163Q164Q161Q172Q173Q174Q171Q182Q183Q184Q181Q192Q193Q194Q191Q202Q203Q204Q201Q212Q213Q214Q21 Avg. 1.31x in 2021

28 December 31, 2021 – Debt Maturity Profile DK and DKL Debt Profile Delek Logistics Credit Facility Delek Logistics 2025 Notes Delek Logistics 2028 Notes Term Loan Credit Facility Hapoalim Term Loan Reliant Bank Revolver 0 250 500 750 1000 1250 1500 2022 2023 2024 2025 2026 2027 2028 Credit Ratings (S&P/Moody’s/Fitch) Cash Interest Obligations (3) 1) Delek paid down $10M of the Hapoalim Term Loan on 7/1/22. 2) Delek Logistic Partners entered into an Indenture with US Bank, as Trustee, on May 24, 2021 with a due date of June 1, 2028 and a aggregate principal amount of $400M 3) Cash obligations are based on interest rates as of December 31,2021 Delek US BB-/Ba3/BB- Delek Logistics B+/B1/BB- Net Debt Year Amount 2022 $92.2 2023 $88.5 2024 $83.7 2025 $46.3 2026 $28.5 2027 $28.5 2028 $14.3 Total Debt $2,218 (-) Cash $857 Total Net Debt $1,361 (2) (1)

Reconciliations

30 1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns. Note: May not foot due to rounding. DKL: Income Statement and Non-GAAP EBITDA Reconciliation 2013 (1) 1Q14 (1) 2Q14 3Q14 4Q14 2014 (1) 1Q15 (2) 2Q15 3Q15 4Q15 2015 (2) 1Q16 2Q16 3Q16 4Q16 2016 Net Revenue $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 $107.5 $124.7 $448.1 Cost of Sales (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) ($73.5) ($88.8) (302.2) Operating Expenses (excluding depreciation and amortization presented below) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) ($9.3) ($8.8) (37.2) Depreciation and Amortization Contribution Margin $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 $24.7 $27.2 $108.7 Operating Expenses (excluding depreciation and amortization presented below) Depreciation and Amortization (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) ($5.4) ($5.6) (20.8) General and Administration Expense (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) ($2.3) ($2.3) (10.3) Gain (Loss) on Asset Disposal (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - ($0.0) $0.0 0.0 Operating Income $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 $17.0 $19.2 $77.7 Interest Expense, net (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) ($3.4) ($3.7) (13.6) (Loss) Income from Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) ($0.3) ($0.4) (1.2) Income Taxes (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.129) ($0.1) $0.3 (0.1) Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 EBITDA: Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 Income Taxes 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 0.13 (0.28) 0.1 Depreciation and Amortization 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 5.4 5.6 20.8 Amortization of customer contract intangible assets - - - - - - - - - - - - - - - - Interest Expense, net 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 3.4 3.7 13.6 EBITDA $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 $22.0 $24.4 $97.3 1Q17 2Q17 3Q17 4Q17 2017 1Q18 2Q18 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 1Q20 2Q20 3Q20 4Q20 2020 1Q21 2Q21 3Q21 4Q21 2021 Net Revenue $129.5 $126.8 $130.6 $151.2 $538.1 $167.9 $166.3 $164.1 $159.3 $657.6 $152.5 $155.3 $137.6 $138.6 $584.0 $163.4 $117.6 $142.3 $140.1 $563.4 $152.9 $168.5 $189.6 $189.9 $700.9 Cost of Sales (92.6) (85.0) ($89.1) ($106.1) (372.9) (119.0) (106.0) ($105.6) ($98.4) (429.1) ($96.3) ($93.9) ($72.6) ($73.8) (336.5) ($101.3) ($43.9) ($60.7) ($63.2) (269.1) ($81.2) ($88.7) ($105.1) ($109.4) (384.4) Operating Expenses (excluding depreciation and amortization presented below) (10.4) (10.0) (10.7) (12.3) (43.3) (12.6) (14.9) (14.5) (15.4) (57.4) (15.3) (16.5) (17.5) (22.0) (71.3) (14.0) (11.6) (13.7) (14.6) (53.8) (13.5) (14.9) (16.8) (13.2) (58.4) Depreciation and Amortization (6.3) (5.8) (12.1) (6.1) (6.2) (6.1) (6.4) (24.9) (5.8) (8.2) (8.9) (10.8) (33.7) (10.2) (9.5) (9.7) (11.6) (40.9) Contribution Margin $26.5 $31.8 $30.8 $32.8 $121.9 $36.3 $45.3 $37.8 $39.6 $159.1 $34.8 $38.8 $41.3 $36.4 $151.3 $42.4 $53.9 $59.0 $51.5 $206.7 $48.0 $55.4 $58.0 $55.7 $217.2 Operating Expenses (excluding depreciation and amortization presented below) (0.9) (0.4) (1.3) (0.8) (0.8) (0.9) (0.3) (2.8) (0.8) (0.8) (0.6) (0.3) (2.4) (0.6) (0.6) (0.5) (0.6) (2.3) Depreciation and Amortization (5.2) (5.7) (5.5) (5.5) (21.9) (6.0) (7.0) (0.5) (0.4) (13.9) (0.5) (0.5) (0.5) (0.5) (1.8) (0.5) (0.5) (0.5) (0.5) (2.0) (0.5) (0.5) (0.5) (0.4) (1.8) General and Administration Expense (2.8) (2.7) (2.8) (3.6) (11.8) (3.0) (3.7) (3.1) (7.4) (17.2) (4.5) (5.3) (5.3) (5.8) (20.8) (6.1) (4.7) (6.1) (5.6) (22.6) (4.9) (6.1) (6.1) (5.5) (22.6) Gain (Loss) on Asset Disposal 0.0 0.0 (0.0) (0.0) (0.0) - 0.1 (0.7) (0.2) (0.8) (0.0) 0.0 0.1 (0.1) (0.0) 0.1 - - (0.0) 0.1 0.1 0.1 (0.3) 0.1 0.1 Operating Income $18.5 $23.4 $22.6 $23.7 $88.1 $27.3 $34.7 $32.6 $31.1 $125.8 $29.1 $32.3 $34.7 $29.7 $125.8 $35.0 $47.9 $51.7 $45.1 $179.8 $42.2 $48.4 $50.6 $49.4 $190.5 Interest Expense, net (4.1) (5.5) (7.1) (7.3) (23.9) (8.1) (10.9) (11.1) (11.2) (41.3) (11.3) (11.4) (12.5) (12.2) (47.3) (11.8) (10.7) (10.4) (10.0) (42.9) (9.7) (11.7) (14.5) (14.3) (50.2) (Loss) Income from Equity Method Invesments 0.2 1.2 1.6 1.9 5.0 0.8 1.9 1.9 1.5 6.2 2.0 4.5 8.4 5.0 19.8 5.6 6.5 4.9 5.8 22.7 4.0 6.6 7.3 6.6 24.6 Other (Expense) Income - - - - - - - - - - - (0.5) - (0.1) (0.6) - - 0.1 - (0.1) (0.0) (0.0) 0.1 0.0 0.1 Income Taxes (0.1) (0.1) (0.2) 0.6 0.2 (0.1) (0.1) (0.1) (0.2) (0.5) (0.1) (0.1) (0.1) (0.7) (1.0) (1.0) 0.7 (0.2) (0.2) (0.2) (0.2) (0.2) 0.2 0.0 (0.2) Net Income $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 $23.3 $21.3 $90.2 $19.7 $24.9 $30.5 $21.7 $96.8 $27.8 $44.4 $46.3 $40.7 $159.2 $36.3 $43.2 $43.6 $41.7 $164.8 EBITDA: Net Income $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 $23.3 $21.3 $90.2 $19.7 $24.9 $30.5 $21.7 $96.8 $27.8 $44.4 $46.3 $40.7 $159.2 $36.3 $43.2 $43.6 $41.7 $164.8 Income Taxes 0.1 0.1 0.2 ($0.6) (0.2) 0.1 0.1 0.1 $0.2 0.5 0.1 0.1 0.1 0.7 1.0 1.0 (0.7) (0.2) 0.1 0.2 0.2 0.2 (0.2) (0.0) 0.2 Depreciation and Amortization 5.2 5.7 5.5 5.5 21.9 6.0 7.0 6.7 6.3 26.0 6.6 6.6 6.6 6.9 26.7 6.3 8.7 9.5 11.3 35.7 10.7 10.0 10.2 11.9 42.8 Amortization of customer contract intangible assets - - - - - 0.6 1.8 1.8 1.8 6.0 1.8 1.8 1.8 1.8 7.2 1.8 1.8 1.8 1.8 7.2 1.8 1.8 1.8 1.8 7.2 Interest Expense, net 4.1 5.5 7.1 7.3 23.9 8.1 10.9 11.1 11.2 41.3 11.3 11.4 12.5 12.2 47.3 11.8 10.6 10.4 10.0 42.9 9.7 11.7 14.5 14.3 50.2 EBITDA $23.9 $30.3 $29.7 $31.1 $115.0 $34.7 $45.4 $43.0 $40.7 $163.9 $39.4 $44.8 $51.5 $43.3 $178.9 $48.7 $64.8 $67.8 $63.9 $245.3 $58.7 $66.8 $69.9 $69.7 $265.1 Delek Logistics Partners LP Income Statement and EBITDA Reconciliation

31 Net Debt Reconciliation (1) Numbers may not foot due to rounding ($ in millions) 3Q-19 4Q-19 1Q-20 2Q-20 3Q-20 4Q-20 1Q-21 2Q-21 3Q-21 4Q-21 Current Portion of Long-Term Debt $65 $36 $31 $33 $33 $33 $13 $46 $63 $92 Long-Term Debt $1,935 $2,031 $2,186 $2,422 $2,441 $2,315 $2,354 $2,198 $2,159 $2,126 Total Debt $2,000 $2,067 $2,217 $2,455 $2,474 $2,348 $2,367 $2,244 $2,222 $2,218 Cash $1,006 $955 $785 $849 $808 $788 $794 $833 $831 $857 Net Debt Delek US Consolidated $994 $1,112 $1,432 $1,606 $1,666 $1,560 $1,573 $1,411 $1,391 $1,361 Delek Logistics Total Debt $841 $833 $940 $995 $1,006 $992 $983 $929 $901 $899 Cash $6 $6 $4 $16 $6 $4 $13 $2 $5 $4 Net Debt Delek Logistics $834 $827 $936 $979 $1,000 $988 $970 $927 $896 $895 Delek US, ex. Delek Logistics Total Debt $1,159 $1,234 $1,277 $1,460 $1,468 $1,356 $1,385 $1,315 $1,321 $1,319 Cash $1,000 $949 $781 $833 $802 $784 $781 $831 $826 $853 Net Debt Delek US excluding DKL $159 $284 $496 $627 $666 $573 $604 $485 $495 $466 (1)

32 Reconciliation of GAAP to Non-GAAP Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP (In millions) Refining Logistics (Midstream) Retail Reported segment contribution margin $777.9 $173.4 $58.5 Less: General and administrative expenses 134.1 20.8 23.8 Add: Gain (loss) on sale of assets (0.1) 0.2 3.0 643.7 152.8 37.7 Adjusting items: Net inventory LCM valuation benefit (52.2) (0.1) - Unrealized inventory/commodity hedging gain where the hedged item is not yet recognized in the financial statements 18.7 0.4 - Retroactive biodiesel tax credit (36.0) - - Non-operating, pre-acquisition litigation contingent losses and related legal expenses 6.7 - - Total adjusting items: (62.8) 0.3 - Adjusted segment earnings $580.9 $153.1 $37.7 Year Ended December 31, 2019 (1) An adjustment for the portion of the retroactive biodiesel tax credit reenacted in December 2019 but that was attributable to 2018 has been adjusted out of the year ended December 31, 2019 (1)

33 Reconciliation of GAAP to Non-GAAP (Cont’d) (1) For the annual period ended December 31, 2016, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from the Annual Report on Form 10-K filed by Alon and incorporated by reference into Delek’s 2016 Annual Report on Form 10-K, and for the six months ended June 30, 2017, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from Exhibit 99.3 Alon Supplemental information, filed as an exhibit to Delek’s Form 8-K filed on August 3, 2017 related to the significant acquisition of Alon. In those respective filings, Alon did not present Contribution Margin as a GAAP measure for its retail segment (as defined by Alon, which is not believed to be materially different from Delek’s definition and, therefore, hereafter also referred to as “Retail Segment”). As a result, we have calculated Adjusted Retail Segment Earnings for the pre-acquisition periods using the income statement items that were disclosed for the Retail Segment by Alon. Note that the pre-acquisition period presentation of Adjusted Retail Segment Earnings is based on accounting policies as elected and applied by Alon, which may differ from accounting policies used post- acquisition by Delek and reflected in Delek’s post-acquisition Adjusted Retail Segment Earnings . Retail Segment Reconciliation of Amounts Reported Under U.S. GAAP (In millions) Period from 2021 2020 2019 2018 July 1, 2017 to December 31, 2017 Reconciliation of Contribution Margin to Adjusted Retail Segment Earnings: Contribution Margin 72.0$ 67.6$ 58.5$ 58.9$ 26.8$ Less: General and administrative expenses 19.1 20.5 23.8 23.2 9.8 Add: (Loss) gain on sale of assets (0.3) 0.1 3.0 1.2 - Adjusted Retail Segment Earnings 52.6$ 47.2$ 37.7$ 36.9$ 17.0$ Retail Segment - Pre-Acquisition (1) Reconciliation of Amounts Reported Under U.S. GAAP (In millions) 2016 Net Revenue 398.6$ 731.7$ Operating costs and expenses(excluding depreciation and amortization): Cost of materials 325.9 588.8 Selling general and administrative expenses 54.6 114.3 Total operating costs and expenses 380.5 703.1 Gain on sale of assets 1.1 0.4 Adjusted Retail Segment Earnings 19.2$ 29.0$ Period from January 1, 2017 to June 30, 2017 Year Ended December 31,

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312 Kaley Weinstein, Investor Relations Analyst 267-701-0111

Additional Information
Delek US, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from the company's shareholders in connection with the matters to be considered at the Company's 2022 Annual Meeting. Delek US intends to file a proxy statement and a WHITE proxy card with the SEC in connection with any such solicitation of proxies from the Company's shareholders. DELEK US SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the ownership of the Company's stock and other securities by the Company's directors and executive officers is included in SEC filings on Forms 3, 4, and 5, which can be found through the Company's website (http://www.delekus.com) in the section "Investors" or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company's 2022 Annual Meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Delek US with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company's website at http://www.delekus.com.